Virtus Reaves Utilities ETF (Ticker: UTES) (the “Fund”),

a series of ETFis Series Trust I (the “Trust”)

Supplement dated November 27, 2019 to the Fund’s

Prospectus and Statement of Additional Information (“SAI”) dated November 27, 2019

Important Notice to Investors

On or about December 1, 2019, ETF Distributors LLC (“ETFD”), the distributor of the Fund’s shares, will reorganize with and into VP Distributors, LLC (“VPD”), an affiliate of ETFD (the “Transaction”). Upon closing of the Transaction, the Distribution Agreement with ETFD will terminate and the Trust will enter into a new Distribution Agreement with VPD, which was approved by the Board of Trustees of the Trust on November 7, 2019.

Accordingly, information relating to VPD as the distributor of the Fund’s shares has been included in the Fund’s prospectus and SAI as if the Transaction had occurred. As of the date of the prospectus and SAI, however, the Transaction has not occurred. As a result, the distributor of the Fund’s shares is currently ETFD, and all references to “VP Distributors, LLC” and its corresponding address “One Financial Plaza, Hartford, CT 06103” in the Fund’s prospectus and SAI are replaced with “ETF Distributors LLC” and “1540 Broadway, New York, NY 10036,” respectively. This supplement will be effective for the Fund until the closing of the Transaction on or about December 1, 2019.

Investors should retain this supplement with the Fund’s

prospectus and SAI for future reference.